2000 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


          THIS 2000 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT is made as of the 19th day of May 2000, by and between MedicaLogic, Inc., an Oregon corporation (the ACompany@), and the shareholders of the Company listed on the signature pages hereof.

                                    RECITALS

          A. As of May 28, 1999, the Company entered into a 1999 Amended and Restated Investor Rights Agreement with certain investors (as amended and supplemented, the A1999 MedicaLogic Agreement@) that, among other things, provided certain registration rights to holders of capital stock of the Company.

          B. As of August 4, 1999, Medscape, Inc., a Delaware corporation (AMedscape@), entered into an Amended and Restated Stockholders Agreement with certain of its stockholders (as amended and supplemented, the A1999 Medscape Agreement@) that, among other things, provided certain registration rights to holders of Medscape capital stock.

          C. As of August 3, 1999, Medscape entered into a Registration Rights Agreement (the ACBS Agreement@) with CBS Corporation (ACBS@) that provided certain registration rights to CBS with respect to Medscape common stock owned by CBS.

          D. As of August 25, 1999 and September 8, 1999, the 1999 Medscape Agreement was amended, among other things, to provide certain registration rights to America Online, Inc. ("AOL") with respect to Medscape common stock underlying warrants issued to AOL by Medscape.

          E. As of February 21, 2000, the Company, Medscape and Moneypenny Merger Corp., a Delaware corporation, entered into an Agreement of Reorganization and Merger (the AMerger Agreement@) under which Medscape will become a wholly owned subsidiary of the Company (the "Merger") and the Company=s name will be changed to MedicaLogic/Medscape, Inc.

          F. In Section 1.9 of the Merger Agreement, the Company and Medscape agreed that any registration rights existing as of the date of the Merger Agreement with respect to Medscape common stock would, as of the effective date of the Merger, be converted into the same rights with respect to Company common stock received in exchange therefor pursuant to the Merger, and that they would execute such documents and take such further actions as may be necessary or desirable to effectuate the provisions of Section 1.9.

          G. Section 3.7 of the 1999 MedicaLogic Agreement provides that the 1999 MedicaLogic Agreement may be amended only with the written consent of the Company and the holders of more than fifty percent (50%) of each of the Series A, Series C, Series E, Series F and Series J Preferred Stock of the Company (including the common stock of the Company issued upon conversion thereof) then outstanding.

          H. All shares of the Company=s Preferred Stock have been converted into shares of common stock of the Company, and the undersigned include the Company and the holders of more than fifty percent (50%) of the Company=s common stock issued upon conversion of each of the respective series of the Company=s Preferred Stock.

          I. The undersigned also include CBS, AOL and the holders of (1) a majority of the Medscape common stock issued upon conversion of the former Series C Stock of Medscape, including the Vested Shares (as defined in the 1999 Medscape Agreement) held by Dr. Jeffrey L. Drezner; (2) at least sixty-six and two-thirds percent (66 b%) of the Medscape common stock issued upon conversion of the former Series D Preferred Stock of Medscape; (3) at least sixty-six and two-thirds percent (66 b%) of the Medscape common stock issued upon conversion of the former Series E Preferred Stock of Medscape; and (4) a majority of the Medscape common stock issued in exchange for the former Class A Common Stock of Medscape (other than those shares issued in respect of the former Series C Stock of Medscape).

                                   AGREEMENT

          In consideration of the mutual promises and covenants set forth herein, the parties hereto agree to amend and restate the 1999 MedicaLogic Agreement (a) to give effect to Section 1.9 of the Merger Agreement, (b) to eliminate provisions thereof that are no longer applicable and (c) to further provide as follows:

          1. Registration Rights. The Company covenants and agrees as follows:

          1.1 Definitions. For purposes of this Section 1:

               (a) The term AAct@ means the Securities Act of 1933, as amended.

               (b) The term ACommon Stock@ means the common stock of the Company.

               (c) The term AForm S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (d) The term AHolder@ means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

               (e) The term A1934 Act@ shall mean the Securities Exchange Act of 1934, as amended.

               (f) The terms Aregister,@ Aregistered,@ and Aregistration@ refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act and the declaration or ordering of effectiveness of such registration statement or document.

               (g) The term ARegistrable Securities@ means (i) the Common Stock of the Company issued upon conversion of the Company=s Series A Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series E Preferred Stock, Series E-1 Preferred Stock, Series F Preferred Stock, Series F-1 Preferred Stock, Series J Preferred Stock, and Series J-1 Preferred Stock as listed on Signature Page A hereto; (ii) the Common Stock of the Company purchased pursuant to the Common Stock Purchase Agreement by and among the Company, Mark A. Leavitt, Richard Samco, Sequoia Capital Growth Fund, Sequoia Technology Partners III, New Enterprise Associates VI, Limited Partnership and Stanford University, dated August 3, 1994, as listed on Signature Page B hereto; (iii) the Common Stock of the Company issued in the Merger upon conversion of the Existing Registrable Securities and Investor
Registrable  Securities  (as  those  terms  are  defined  in the  1999  Medscape
Agreement); (iv) the Common Stock of the Company issued upon exercise of the Medscape warrants issued to AOL (the "Warrant Shares"); and (v) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii) or (iv) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Section 1 are not assigned or assignable and any Registrable Securities sold to the public or sold pursuant to Rule 144 promulgated under the Act.

               (h) The number of shares of ARegistrable Securities then outstanding@ shall be the aggregate number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (i) The term ASEC@ shall mean the Securities and Exchange Commission.

           1.2 Request for Registration.

               (a) If (i) the Company shall receive, at any time after December 31, 1999, a written request from (A) Holders of at least fifteen percent (15%) of the Registrable Securities then outstanding referred to in clauses (i) and
(ii) of subsection 1.1(g) or (B) Holders of at least thirty percent (30%) of the Registrable Securities then outstanding held by the former holders of the Company's Series J Preferred Stock (a "Series J Investor") that the Company file a registration statement under the Act covering the registration of the Registrable Securities then outstanding, or (ii) the Company shall receive a written request from (W) Holders of at least fifty percent (50%) of the Registrable Securities then outstanding held by the former holders of Investor Registrable Securities (excluding Holders described in clause (X), (Y) or (Z) hereof) as listed on Signature Page C hereto, (X) any Holder who purchased more than 650,000 shares of the Series D Preferred Stock of Medscape as listed on Signature Page D hereto (a "Series D Holder"), (Y) any Holder who purchased more than 260,000 shares of the Series E Preferred Stock of Medscape as listed on Signature Page E hereto (a "Series E Holder"), or (Z) any Holder of Warrant Shares, that the Company file a registration statement on Form S-1 (or similar successor forms) under the Act covering the registration of Registrable
Securities issued in exchange for Investor Registrable Securities, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its reasonable best efforts to effect as soon as practicable, and in any event within one hundred twenty (120) days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5, provided that the Registrable Securities requested by the Holders to be registered pursuant to such request must have an anticipated aggregate public offering price of not less than $5,000,000.

               (b) If the Holders initiating the registration request hereunder (AInitiating Holders@) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Initiating Holders and shall be reasonably acceptable to the Company, provided that such underwriter shall be of nationally recognized standing and shall agree to firmly underwrite such offering. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder=s participation in such underwriting and the inclusion of such Holder=s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section 1.2, if the underwriter, with respect to a registration requested under subsection 1.2(a)(i), advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then such Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including such Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; and provided, further, that Registrable Securities held by Holders referred to in subsection 1.2(a)(ii) shall be entirely excluded from the underwriting before any Registrable Securities held by Holders referred to in subsection 1.2(a)(i) are excluded. In a registration pursuant to subsection 1.2(a)(i), if Registrable Securities held by a Series J Investor are excluded from the registration pursuant to the previous sentence as a result of election of Holders other than Series J Investors to participate in the registration, then that registration will not be deemed to be a registration requested by the Series J Investors for the purposes of Section 1.2(d)(i).

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect,

                   (i)       any registration pursuant to subsection 1.2(a)(i):

                              (A) After the Company has effected three (3) registrations pursuant to subsection 1.2(a)(i), two (2) of which may only be initiated by Series J Investors under subsection 1.2(a)(i)(B), and such registrations have been declared or ordered effective; or

                              (B) During the period starting with the date sixty (60) days prior to the Company=s good faith estimate of the date of filing of, and ending on a date sixty
                                        (60) days after the effective date of, a
                                        registration   subject  to  Section  1.3
                                        hereof,  provided  that the  Company  is
                                        actively  employing  in good  faith  all
                                        reasonable   efforts   to   cause   such
                                        registration    statement    to   become
                                        effective; or


                   (ii)      any registration pursuant to subsection 1.2(a)(ii):

                              (A) After the Company has effected seven (7) registrations pursuant to subsection 1.2(a)(ii), two (2) of which may only be initiated by a Series D Holder, one (1) of which may only be initiated by a Series E Holder, two (2) of which may only be initiated by a Holder of Warrant Shares, and two (2) of which may only be initiated by Holders who are not Series D Holders, Series E Holders or Holders of Warrant Shares; or

                              (B) During the period starting with the date sixty (60) days prior to the Company=s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                              (C) If the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.12 hereof.

          1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly, but at least thirty (30) days prior to filing such registration statement, give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after receipt of such notice by the Holder in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its diligent efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred eighty
(180) days; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis; and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder=s Registrable Securities.

          1.6  Expenses  of  Demand   Registration.   All  expenses  other  than
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers= and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit the applicable demand registration right pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, qualification, printers= and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders) but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company=s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders= securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Holders of a majority of the Registrable Securities that indicated they would like to be included in the underwriting, the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, or (ii) notwithstanding (i) above, Section 1.2 governs the exclusion of shares being sold by a shareholder exercising a demand registration right granted thereunder. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Aselling shareholder,@ and any pro-rata reduction with respect to such Aselling shareholder@ shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Aselling shareholder,@ as defined in this sentence.

          1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively a AViolation@): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person or any such underwriter or Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, however, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

               (c) Promptly  after  receipt by an  indemnified  party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the  indemnification  provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties= relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, (i) no Holder shall be required to contribute any amount in excess of the public offering price of all Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act, and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder=s or Holders= Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters= discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 150 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. The Company shall bear and pay all expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer=s and accounting fees, fees and disbursements of counsel for the Company (including fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holder or Holders hereunder, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holder or Holders) but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not be obligated to pay registration expenses under this paragraph if the Company has already effected two registrations on Form S-3 pursuant to this Section 1.12. Registrations effected pursuant to this Section 1.12 shall not be counted as registrations effected pursuant to Section 1.2 or 1.3.

          1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee acquires from the Holder more than 100,000 shares; (c) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.15 below; and (d) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2. If the Company grants registration rights to holders of any security of the Company which are more favorable to such holders than the registration rights granted hereunder, then such more favorable registration rights shall also be deemed to be granted to the Holders of Registrable Securities hereunder, and the Company covenants and agrees to take any and all steps necessary to modify the terms of this Agreement to so provide.

          1.15 [Deleted]

          1.16 Termination of Registration Rights.

               (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after December 10, 2009.

               (b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Section 1 shall terminate on such date that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period; provided, however, that the provisions of this Section 1.16(b) shall not apply to any Holder who owns at least one percent (1%) of the Company=s outstanding stock.

          2. Covenants of the Company. [Deleted]

          3. Miscellaneous.

          3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon delivery to a recognized courier service and addressed to the party to be notified at the address indicated for such party on the signature pages hereof, or at such other address as such party may designate by ten (10) days= advance written notice to the other parties.

          3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys= fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of more than fifty percent (50%) of the Registrable Securities then outstanding, except as follows:

               (a) any amendment or waiver affecting only the rights of holders of Registrable Securities described in subsection 1.1(g)(i) shall require only the consent of the Company and the holders of more than fifty percent (50%) of such Registrable Securities, except that any amendment or waiver affecting the rights of Series J Investors shall require the consent of the holders of more than fifty percent (50%) of the Registrable Securities held by the Series J Investors;

               (b) any amendment or waiver affecting only the rights of holders of Registrable Securities held by former Holders of Investor Registrable Securities, excluding Series D Holders and Series E Holders, shall require only the consent of the Company and the holders of more than sixty-six and two-thirds percent (66 b%) of such Registrable Securities;

               (c) any amendment or waiver affecting only the rights of holders of Registrable Securities who were Series D Holders shall require only the consent of the Company and the holders of more than sixty-six and two-thirds percent (66 b%) of such Registrable Securities; and

(d) any amendment or waiver affecting only the rights of holders of Registrable Securities who were Series E Holders shall require only the consent of the Company and the holders of more than fifty percent (50%) of such Registrable Securities.

Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of such Registrable Securities and the Company.

          3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9 Aggregation of Stock. All shares of Registrable Securities (including the Common Stock issuable upon conversion thereof), as applicable, held or acquired by a Holder shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes the 1999 MedicaLogic Agreement, the 1999 Medscape Agreement and the CBS Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


COMPANY:                           MEDICALOGIC, INC.


                                   By:
                                   Printed Name: Mark Leavitt, M.D.
                                   itle: CEO


SHAREHOLDERS:                      See Attached Signature Pages


                                SIGNATURE PAGE A

                    FOR MEDICALOGIC PREFERRED STOCK INVESTORS


Signature
Address for Notices
Number of Shares

GLYNN VENTURES III, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Glynn  Ventures  III, L.P.
3000 Sand Hill Road Building 4,
Suite 235 Menlo Park,
CA 94025 Attn: John Glynn, Jr.

294,445


SEQUOIA CAPITAL GROWTH FUND

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Capital Growth Fund
c/o Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

1,446,614


SEQUOIA TECHNOLOGY PARTNERS III

By:_______________________________
Its:_______________________________
Printed Name:______________________


Sequoia Technology Partners III
c/o Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

92,338

NEW ENTERPRISE ASSOCIATES VI, LP

By:_______________________________
Its:_______________________________
Printed Name:______________________

New Enterprise Associates VI, LP
c/o New Enterprises Associates
2490 Sand Hill Road
Menlo Park, CA  94025
Attn:  Ronald Kase

1,980,584


----------------------------------
CHARLES M. LINEHAN

Charles M. Linehan
c/o New Enterprise Associates
2490 Sand Hill Road
Menlo Park, CA  94025

9,540

OMEGA VENTURES II, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________


Omega Ventures II, L.P.
c/o Crosslink Capital Inc.
555 California Street, #2350
San Francisco, CA  94104
Attn:  Michael Stark

625,434

OMEGA VENTURES II CAYMAN, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Omega Ventures II Cayman, L.P.
c/o Crosslink Capital Inc.
555 California Street, #2350
San Francisco, CA  94104
Attn:  Michael Stark

158,044

CROSSOVER FUND II, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Crossover Fund II, L.P.
c/o Crosslink Capital Inc.
555 California Street, #2350
San Francisco, CA  94104
Attn:  Michael Stark

298,111


CROSSOVER FUND IIA, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________


Crossover Fund IIA, L.P.
c/o Crosslink Capital Inc.
555 California Street, #2350
San Francisco, CA  94104
Attn:  Michael Stark

42,727

BAYVIEW INVESTORS, LTD.

By:_______________________________
Its:_______________________________
Printed Name:______________________


Bayview Investors, Ltd.
c/o Robertson Stevens & Co.
555 California Street, #2600
San Francisco, CA  94104
Attn:  Michael Stark

110,499

AMERINDO TECHNOLOGY GROWTH FUND II


By:_______________________________
Its:_______________________________
Printed Name:______________________

Amerindo Technology Growth
  Fund II
c/o Amerindo Investment
  Advisors
399 Park Ave., 22nd Floor
New York, NY  10022
Attn:  Gary A. Tanaka

66,667

FRANKLIN CAPITAL ASSOCIATES III, L.P.


By:_______________________________
Its:_______________________________
Printed Name:______________________


Franklin Capital Associates III, L.P.
c/o Coleman Swenson
  Hoffman Booth
237 Second Avenue South
Franklin, TN  37064-2649
Attn:  W. David Swenson

686,563

FURMAN SELZ SBIC L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Furman Selz SBIC L.P.
55 East 52nd St., 37th Floor
New York, NY  10055-0002
Attn:  Brian P. Friedman

461,041

SEQUOIA CAPITAL VI

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Capital VI
c/o Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

400,914

SEQUOIA TECHNOLOGY PARTNERS VI

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Technology
  Partners VI
c/o Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

22,028

SEQUOIA 1995

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia 1995
c/o Sequoia Capital
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn:  Mark A. Stevens

17,624

----------------------------------
TOM HODAPP

Tom Hodapp
254 Glen Drive
Sausalito, CA  94965
14,445

----------------------------------
MICHAEL BOXER

Michael Boxer
19272 Sierra Inez Road
Irvine, CA  92612

11,806

----------------------------------
PAUL FELTON

Paul Felton
36 Los Altos
Orinda, CA  94563
13,056

----------------------------------
CATHY KLEMA

Cathy Klema
300 Central Park West
New York, NY  10024

11,806

----------------------------------
LEOPOLD SWERGOLD

Leopold Swergold
c/o Ing Furman Selz
230 Park Avenue
New York, NY  10169

14,306


----------------------------------
PAUL ELLWOOD, M.D.

Paul Ellwood, M.D
P.O. Box 165
Bondurant, WY  82922

3,834

----------------------------------
WILLIAM SLATTERY

William Slattery
399 Park Avenue, 22nd Floor
New York, NY  10022

2,223

----------------------------------
SARAH GORDON-WILD

Sarah Gordon-Wild
c/o Loan Pine Capital
2 Greenwich Plaza
Greenwich, CT  06830
2,222

----------------------------------
THOMAS H. CATO

Thomas H. Cato
15 Inveraray
Nashville, TN  37215

2,222

----------------------------------
DR. HUGH Y. RIENHOFF, JR.

Dr. Hugh Y. Rienhoff, Jr.
c/o Kiva Genetics
2375 Garcia Avenue
Mountain View, CA  94043
1,111

VHA, INC.

By:_______________________________
Its:_______________________________
Printed Name:______________________

VHA, Inc.
Attn:  Jeff Hayes
220 E. Las Colinas Blvd.
Irving, Texas  75039

739,651

21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

21st Century Communications
  Partners LP
Attn:  Seth Lieber
c/o Geocapital LLC
767 Fifth Avenue, 45th Floor
New York, NY  10153-4590

215,240

21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________


21st Century Communications
  T-E Partners LP
c/o Geocapital LLC
767 Fifth Avenue, 45th Floor
New York, NY  10153-4590
Attn:  Seth Lieber

73,240

21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

21st Century Communications
  Foreign Partners
c/o Geocapital LLC
767 Fifth Avenue, 45th Floor
New York, NY  10153-4590
Attn:  Seth Lieber
28,980

BOSTON SAFE DEPOSIT & TRUST CO., TRUSTEE FOR US WEST PENSION TRUST

By:_______________________________
Its:_______________________________
Printed Name:______________________

Boston Safe Deposit & Trust
  Co. Tr FBO US West
c/o Boston Safe Deposit & Trust
135 Santilli Highway
Everett, MA  02149
Attn:  Melissa Kennedy

119,048

BOSTON SAFE DEPOSIT & TRUST CO., TRUSTEE FOR US WEST BENEFIT ASSURANCE

By:_______________________________
Its:_______________________________
Printed Name:______________________

Boston Safe Deposit & Trust
  Co. TR FBO US West
c/o Boston Safe Deposit & Trust
135 Santilli Highway
Everett, MA  02149
Attn:  Melissa Kennedy
357,143

PILGRIM, BAXTER HYBRID PARTNERS I, L.P.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Pilgrim Baxter Hybrid Partners
  I, LP
825 Duportail Road
Wayne, PA  19087
Attn:  Samuel H. Baker

317,461

CLAYTON ASSOCIATES, L.L.C.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Clayton Associates, L.L.C.
310 25th Avenue N Suite 109
Nashville, TN  37203
15,874

DMG TECHNOLOGY VENTURES LLC

By:_______________________________
Its:_______________________________
Printed Name:______________________


DMG Technology Ventures LLC
c/o Deutsche Bank Securities Inc
Attn:  Ed Ryan
1290 Avenue of the Americas
New York, NY  10020

55,556

DMG TECHNOLOGY PARTNERS

By:_______________________________
Its:_______________________________
Printed Name:______________________

DMG Technology Partners
c/o Credit Suisse First Boston
2400 Hanover Street
Palo Alto, CA  94304-1113
Attn:  Frank Quattrone

23,810

CONTINENTAL CASUALTY COMPANY


By:_______________________________
Its:_______________________________
Printed Name:______________________

Continental Casualty Company
CNA Plaza 40 South
Chicago, IL  60685
Attn:  David Wroe

2,000,000

QUANTUM INDUSTRIAL PARTNERS LDC


By:_______________________________
Its:_______________________________
Printed Name:______________________

Quantum Industrial Partners
  LDC
c/o Soros Private Equity
  Partners
888 Seventh Avenue
New York, NY 10106
Attn:  Neal Moszkowski

1,568,421

SFM DOMESTIC INVESTMENT LLC

By:_______________________________
Its:_______________________________
Printed Name:______________________

SFM Domestic Investment LLC
c/o Soros Private Equity
  Partners
888 Seventh Avenue
New York, NY  10106
Attn:  Neal Moszkowski

1,568,421

SEQUOIA CAPITAL FRANCHISE PARTNERS

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Capital Franchise
  Partners
c/o Sequoia Capital
3000 Sand Hill Road #4-280
Menlo Park, CA  94025
Attn:  Mark Stevens

78,948

SEQUOIA CAPITAL FRANCHISE FUND

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Capital Franchise Fund
c/o Sequoia Capital
3000 Sand Hill Road, #4-280
Menlo Park, CA  94025
Attn:  Mark Stevens

447,369

COLEMAN SWENSON HOFFMAN
 BOOTH IV LP


By:_______________________________
Its:_______________________________
Printed Name:______________________


Coleman Swenson
  Hoffman Booth IV LP
c/o Coleman Swenson
  Hoffman Booth
Attn:  W. David Swenson
237 Second Avenue South
Franklin, TN  37064-2649
210,527

DELL USA LP

By:_______________________________
Its:_______________________________
Printed Name:______________________

Dell USA LP
Attn:  Thomas H. Welch Jr.
One Dell Way
Round Rock, TX  78682-2244

1,052,632

GARY J. SHEMANO

By:_______________________________
Its:_______________________________
Printed Name:______________________


Gary J. Shemano
c/o The Shemano Group
601 California Street, Suite 1850
San Francisco, CA  94108

43,948

MART BAILEY

By:_______________________________
Its:_______________________________
Printed Name:______________________

Mart Bailey
c/o The Shemano Group
601 California Street, Suite 1850
San Francisco, CA  94108

39,211

MICHAEL JACKS

By:_______________________________
Its:_______________________________
Printed Name:______________________

Michael Jacks
c/o The Shemano Group
601 California Street, Suite 1850
San Francisco, CA  94108

21,053

WHEATLEY PARTNERS II LP

By:_______________________________
Its:_______________________________
Printed Name:______________________

Wheatley Partners II LP
Attn:  Seth Lieber
80 Cutler Mill Road, Suite 311
Great Rock, NY  11021

158,731


                                SIGNATURE PAGE B

                     FOR MEDICALOGIC COMMON STOCK INVESTORS



Signature
Address for Notices
Number of Shares

---------------------------------
MARK A. LEAVITT

8288 SW Mapleridge Drive
Portland, OR  97225

---------------------------------
RICHARD SAMCO

5822 SW Sheridan Ct
Portland, OR  97221

970,305

SEQUOIA CAPITAL GROWTH FUND

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Capital Growth Fund
c/o Sequoia Capital
3000 Sand Hill Road, #4-280
Menlo Park, CA  94025
Attn:  Mark Stevens

280,131

SEQUOIA TECHNOLOGY PARTNERS III

By:_______________________________
Its:_______________________________
Printed Name:______________________

Sequoia Technology Partners III
c/o Sequoia Capital
3000 Sand Hill, #4-280
Menlo Park, CA  94025
Attn:  Mark Stevens

17,881

NEW ENTERPRISE ASSOCIATES IV, LP

By:_______________________________
Its:_______________________________
Printed Name:______________________

New Enterprise Associates IV, LP
c/o New Enterprises Associates
2490 Sand Hill Road
Menlo Park, CA  94025
Attn:  Ron Kase

373,012

STANFORD UNIVERSITY

By:_______________________________
Its:_______________________________
Printed Name:______________________

Stanford University
2770 Sand Hill Road
Menlo Park, CA  94025

31,250

                                SIGNATURE PAGE C

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                                (SERIES C STOCK)

Signature
Address for Notices
Number of Shares

----------------------------------
ESTHER DYSON

Esther Dyson
Edventure Holdings
104 Fifth Avenue, 20th Floor
New York, NY 10011-6901
Fax: (212) 924-0240

29,137.5

APA EXCELSIOR IV, L.P.

By:_______________________________
Its:_______________________________
Printed Name: Alan J. Patricof

Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

487,412.5

COUTTS & CO. (CAYMAN) LTD., c/o
APA EXCELSIOR IV/OFFSHORE, L.P.


By:_______________________________
Its:_______________________________
Printed Name: Alan J. Patricof

Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

86,015

PATRICOF PRIVATE INVESTMENT CLUB, L.P.


By:_______________________________
Its:_______________________________
Printed Name: Alan J. Patricof

Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

9,322.5

CSK VENTURE CAPITAL CO., LTD., AS INVESTMENT MANAGER FOR CSK-1(A) INVESTMENTFUND


By:_______________________________
Its: Managing Director
Printed Name:  Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

388,500

CSK VENTURE CAPITAL CO.,LTD.,AS INVESTMENT MANAGER FOR CSK-1(B) INVESTMENT FUND

By:_______________________________
Its: Managing Director
Printed Name: Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

388,500

CSK VENTURE CAPITAL CO., LTD., AS INVESTMENT MANAGER FOR CSK-2 INVESTMENT FUND

By:_______________________________
Its: Managing Director
Printed Name: Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

388,500

MEDIA TECHNOLOGY VENTURES, L.P.

By:_______________________________
Its: Managing Member of the General Partner
Printed Name: Barry M. Weinman

Barry Weinman
Media Technology Ventures, L.P.
One First Street, Suite 2
Los Altos, CA 94022
Fax: (650) 949-8510

1,548,535

MEDIA TECHNOLOGY VENTURES ENTREPRENEURS FUND, L.P.

By:_______________________________
Its: Managing Member of the General Partner
Printed Name: Barry M. Weinman

Barry Weinman
Media Technology Ventures, L.P.
One First Street, Suite 2
Los Altos, CA 94022
Fax: (650) 949-8510

199,977.5

ROBERT A. BERNHARD, WILLIAM L. BERNARD, FRANK A. WEIL, AND LAWRENCE B. BUTTENWEISER, TRUSTEES U/A/ DATED 9/3/64 F/B/O ROBERT A.
BERNHARD FAMILY

By:_______________________________
Its: Trustee
Printed Name: Robert A. Bernhard

Robert Bernhard
c/o Bernhard Management
6 East 43rd Street, 28th Floor
New York, NY  10017
Fax: (212) 986-8178

87,412.5

ROBERT A. BERNHARD, WILLIAM L. BERNHARD, JOHN L. LOEB, AND BENJAMIN J. BUTTENWEISER, TRUSTEES U/W/D/ DORTOTHY L. BERNHARD F/B/0
ROBERT A. BERNHARD ARTICLE 9TH

By:_______________________________
Its: Trustee
Printed Name: Robert A. Bernhard

Robert Bernhard
c/o Bernhard Management
6 East 43rd Street, 28th Floor
New York, NY  10017
Fax: (212) 986-8178

87,412.5

WORMSER FRERES

By:_______________________________
Its: Administrateur Wormser Freres, Paris
Printed Name: Marcel Wormser

Marcel Wormser
Wormser Freres
Banque D'Escompte
13 Boulevard Hausssman
75009 Paris, FRANCE
Fax: 011-33-1-45233752

291,375

CIBC OPPENHEIMER CORP.

By:_______________________________
Its:_______________________________
Printed Name:______________________

Nathan Gantcher
Managing Director
CIBC Oppenheimer Corp.
CIBC Oppenheimer Tower
World Financial Center
200 Liberty Street
New York, NY  10281

174,825

----------------------------------
ROGER MULVIHILL

Roger Mulvihill
c/o Dechert, Price & Rhoads
30 Rockefeller Plaza, 23rd Floor
New York, NY 10112
Fax: (212) 698-3599

8,742.5

----------------------------------
MARY MULVIHILL

Mary Mulvihill
c/o Dechert, Price & Rhoads
30 Rockefeller Plaza, 23rd Floor
New York, NY 10112
Fax: (212) 698-3599

20,395

RHL VENTURES LLC

By:_______________________________
Its:_______________________________
Printed Name:______________________

Robert Lessin
RHL Ventures LLC
131 South Woodland Street
Englewood, NJ 07631

145,687.5

TOLEDOT INVESTMENTS, L.P.


By:_______________________________
Its:  General Partner
Printed Name: Richard Linhart

Richard Linhart
155 West 70th Street
Penthouse 4C
New York, NY 10023

29,137.5

----------------------------------
RICHARD LINHART

Richard Linhart
155 West 70th Street
Penthouse 4C
New York, NY 10023

29,137.5

----------------------------------
VICTOR SCARAVILLI

Victor Scaravilli
c/o Mole Constructors
29100 Hall Street
Solon, OH 44139-3090
Fax: (440) 248-8132

58,275

BE PARTNERS

By:_______________________________
Its: Partner
Printed Name: Timothy Sommerfield

Timothy Sommerfield
BE Partners
440 So. LaSalle Street
Suite 2118
Chicago, IL 60605
Fax: (312) 663-4435

58,275

----------------------------------
MARK BRAUNSTEIN, M.D.

Mark Braunstein
c/o Patient Care Technologies
2 Executive Park West NE
Atlanta, GA 30329
Fax: (404) 235-7839

29,137.5

TBG INFORMATION INVESTORS, L.L.C.

By:_______________________________
Its: Chairman & CEO
Printed Name: Oakleigh Thorne

Oakleigh Thorne
TBG Information Investors, LLC
270 East Westminster, 2nd Floor
Lake Forest, IL 60045
Fax: (847) 234-4722

1,748,252.5




Signature
ddress for Notices
Number of Shares

-------------------------------
JEFFREY L. DREZNER, M.D., PH.D.

Jeffrey L. Drezner, M.D., Ph.D.
10819 Pleasant Hill
Potomac, MD 20854
Fax: (301) 299-1124

608,478.333


                                SIGNATURE PAGE D

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES D PREFERRED STOCK

Signature
Address for Notices
umber of Shares

CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT MANAGER FOR CSK-1(B) INVESTMENT FUND

By:_______________________________
Its: Managing Director
Printed Name: Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

71,105

CSK VENTURE CAPITAL CO.,  LTD. AS INVESTMENT MANAGER FOR CSK-2 INVESTMENT FUND

By:_______________________________
Its: Managing Director
Printed Name: Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

71,105

CSK VENTURE CAPITAL CO., LTD. AS INVESTMENT MANAGER FOR CSK-1(A) INVESTMENT FUND

By:_______________________________
Its: Managing Director
Printed Name: Kinya Nakagome

Kenji Suzuki
CSK Corporation
Kenchikukaikan, 7F
5-26-20 Shiba, Minato-Ku
Tokyo 108-0014  JAPAN
Fax: 011-81-3-3457-7070

71,102.5

HEARST COMMUNICATIONS, INC.

By:_______________________________
Its: Senior Vice President
Printed Name: Kenneth A. Bronfin

Kenneth Bronfin
Hearst Communications, Inc.
959 8th Avenue, Suite 257
New York, NY 10019
Fax: (212) 582-7739

213,312.5

WORMSER FRERES


By:_______________________________
Its: Administrator, Wormser Freres, Paris
Printed Name: Marcel Wormser


Marcel Wormser
Wormser Freres
Banque D'Escompte
13 Boulevard Hausssman
75009 Paris, FRANCE
Fax: 011-33-1-45233752

127,987.5

MEDIA TECHNOLOGY VENTURES, L.P.


By:_______________________________
Its: Managing Member of the General Partner
Printed Name: Barry M. Weinman


Barry Weinman
Media Technology Ventures, L.P.
One First Street, Suite 2
Los Altos, CA 94022
Fax: (650) 949-8510

188,920

MEDIA TECHNOLOGY VENTURES, ENTREPRENEURS FUND, L.P.


By:_______________________________
Its: Managing Member of the General Partner
Printed Name: Barry M. Weinman


Barry Weinman
Media Technology Ventures, L.P.
One First Street, Suite 2
Los Altos, CA 94022
Fax: (650) 949-8510

24,392.5

APA EXCELSIOR IV, L.P.

By: APA EXCELSIOR IV PARTNERS, L.P., its General Partner

By: PATRICOF & CO. MANAGERS, INC., its General Partner


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof


Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

178,412.5

COUTTS & CO. (CAYMAN) LTD., c/o APA EXCELSIOR IV/OFFSHORE, L.P.

By: PATRICOF & CO. VENTURES, INC., its Investment Advisor


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof


Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

31,487.5

PATRICOF PRIVATE INVESTMENT CLUB, L.P.

By: APA EXCELSIOR IV PARTNERS, L.P., its General Partner

By: PATRICOF & CO. MANAGERS, INC., its General Partner


By:_______________________________
Its: Chairman
Printed Name: Alan J. Patricof


Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

3,412.5

WESTON PRESIDIO CAPITAL II, L.P.

By: WESTON PRESIDIO CAPITAL MANAGEMENT II, LP, its General Partner

By:_______________________________
Its:_______________________________
Printed Name:______________________


Carlo A. von Schroeter
Weston Presidio Capital
One Federal Street, 21st Floor
Boston, MA 02110-2004
Fax: (617) 988-2515

639,932.5

WESTON PRESIDIO CAPITAL III, L.P.

By: WESTON PRESIDIO CAPITAL MANAGEMENT III, LLC, its General Partner


By:_______________________________
Its:_______________________________
Printed Name:______________________


Carlo A. von Schroeter
Weston Presidio Capital
One Federal Street, 21st Floor
Boston, MA 02110-2004
Fax: (617) 988-2515

1,015,980

WPC ENTREPRENEUR FUND, L.P.

By: WESTON PRESIDIO CAPITAL MANAGEMENT III, LLC, its General Partner


By:_______________________________
Its:_______________________________
Printed Name:______________________


Carlo A. von Schroeter
Weston Presidio Capital
One Federal Street, 21st Floor
Boston, MA 02110-2004
Fax: (617) 988-2515

50,572.5

HIGHLAND ENTREPRENEURS' FUNDS IV, LIMITED PARTNERSHIP

By: HIGHLAND MANAGEMENT PARTNERS IV LLC, its General Partner


By:_______________________________
Its: Member
Printed Name:______________________


Wycliffe K. Grousbeck
Highland Capital Partners
Two International Place
22nd Floor
Boston, MA 02110
Fax: (617) 531-1550

1,638,225

HIGHLAND ENTREPRENEUR' FUNDS IV, LIMITED PARTNERSHIP


By: HIGHLAND ENTREPRENEURS' FUND IV LLC, its General Partner


By:_______________________________
Its: Member
Printed Name:______________________


Wycliffe K. Grousbeck
Highland Capital Partners
Two International Place
22nd Floor
Boston, MA 02110
Fax: (617) 531-1550

68,260


                                SIGNATURE PAGE E

                      FORMER MEDSCAPE INVESTOR STOCKHOLDERS
                            SERIES E PREFERRED STOCK


Signature
Number of Shares

NATIONAL DATA CORPORATION

By:_______________________________
Its:_______________________________
Printed Name:______________________

Walter M. Hoff
National Data Corporation
Natioanl Data Plaza
Atlanta, GA 30329
Fax: (404) 728-2988

2,193,750 [1]

LAZARD FRERES & CO. LLC

By:_______________________________
Its:_______________________________
Printed Name:______________________

Stephen H. Sands
Managing Director
Lazard Freres & Co., LLC
30 Rockefeller Plaza
New York, NY 10020
Fax: (212) 332-8365

56,250 [2]


                                SIGNATURE PAGE F

                      FORMER MEDSCAPE EXISTING STOCKHOLDERS

                            SERIES A PREFERRED STOCK


Signature
Address for Notices
Number of Shares

APA EXCELSIOR FUND I


By:_______________________________
Its:_______________________________
Printed Name: Alan J. Patricof


Alan J. Patricof
Patricof & Co. Ventures, Inc.
445 Park Avenue
New York, NY 10022
Fax: (212) 319-6155

1,970,500


                           CLASS A COMMON STOCKHOLDER



------------------------
PETER M. FRISHAUF


Peter M. Frishauf
Medscape, Inc.
134 West 29th Street
New York, NY 10001
Fax: (212) 760-3141


1,079,000


                                SIGNATURE PAGE G

                                 FOR CBS AND AOL
Signature
Address for Notices
Number of Shares

CBS CORPORATION


By:_______________________________
Its:_______________________________
Printed Name: Fredric G. Reynolds


Fredric G. Reynolds
CBS Corporation
51 West 52nd Street
New York, NY 10019
Fax: (212) 975-9191

13,938,368

AMERICA ONLINE, INC.


By:_______________________________
Its:_______________________________
Printed Name:


Doug S. Phillips
America Online, Inc.
22000 AOL Way
Dulles, VA 20166
Fax: (703) 265-2208

2,704,316


                                SIGNATURE PAGE H

                    FORMER MEDSCAPE INVESTOR STOCKHOLDER WITH
             RIGHTS UNDER SECTION 13 OF THE 1999 MEDSCAPE AGREEMENT

Signature
Address for Notices
Number of Shares

-------------------------------
JEFFREY L. DREZNER, M.D., PH.D.3

Jeffrey L. Drezner, M.D., Ph.D.
10819 Pleasant Hill
Potomac, MD 20854
Fax: (301) 299-1124


608,478.333

3Excludes 1,216,956.66 restricted shares which have not yet vested.